QUARTERLY REPORT
                                DECEMBER 31, 1998

                                   LEGG MASON
                              INVESTORS TRUST, INC.


                                AMERICAN LEADING
                                 COMPANIES TRUST

                                 BALANCED TRUST

                                 U.S. SMALL-CAP
                                   VALUE TRUST


                      [LEGG MASON FUNDS LOGO APPEARS HERE]


Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Advisers
      For American Leading Companies Trust:
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

      For Balanced Trust:
      Bartlett & Co.
      Cincinnati, OH

      For U.S. Small-Cap Value Trust:
      Brandywine Asset Management,Inc.
      Wilmington, DE

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP Washington, D.C.

Independent Auditors
      Ernst & Young LLP
      Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                    ----------------------------------------

                                100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-013
2/99

To Our Shareholders,


   We are pleased to provide you with Legg Mason Investors Trust's quarterly report for the American Leading Companies Trust, the Balanced Trust and the U.S. Small-Cap Value Trust.

   The following table summarizes key statistics for the Primary Class of shares of each Fund, as of December 31, 1998:
                                            3 Month               12 Month
                                        Total Return(1)         Total Return(1)
                                        ---------------         ---------------
   American Leading Companies Trust        +23.95%                +21.33%
   Balanced Trust                           +9.00%                 +5.60%
   U.S. Small-Cap Value Trust              +10.15%                   N/A

   S&P 500 Stock Composite Index           +21.30%                +28.58%
   Lipper Balanced Fund Index2             +11.51%                +15.09%
   Russell 2000 Index                      +16.31%                 -2.55%

   On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the "Performance Information" section of this report.

   During 1998, attention increasingly focused on the Year 2000 issue. As you may know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Funds' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Funds are committed to taking those steps necessary to protect Fund investors including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Funds are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Funds could be adversely affected by computer related problems associated with the Year 2000. Contingency plans to ensure that functions critical to the Funds' operations will continue without interruption are under development. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

   The Board of Directors recently approved a long-term capital gain of $0.26 per share to Primary Class shareholders of American Leading Companies and an ordinary income dividend of $0.04 per share to shareholders of Balanced Trust, payable on December 10, 1998 to shareholders of record on December 9, 1998.

--------------
1 Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
2 The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratios of approximately 60%/40%.

   We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Funds by authorizing automatic, monthly transfers from their bank checking or LeggMason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.


                                             Sincerely,


                                             /s/ Edward A. Taber, III
                                             Edward A. Taber, III
                                             President
February 10, 1999

Portfolio Managers' Comments
American Leading Companies Trust


Market Commentary

   What a difference three months makes! When we last wrote you in October, the stock market had just come off its worst quarter in many years and concern was widespread that the great bull market of the 1990s had come to an end. As we write today, the market has just turned in one of its strongest quarterly performances in history with the S&P 500 and Dow Industrials up 21.3% and 17.6%, respectively, in the last three months of 1998. For the full year ended December 31, 1998, the S&P 500 returned 28.6% (including dividends), marking the first time in history that this index has returned more than 20% four years in succession. The Dow Jones Industrial Average had a total return of 18.2% for the year, establishing its own record for consecutive double digit gains. Few predicted this kind of strength at the beginning of 1998, and fewer still thought it possible after the third quarter market drop. One could reasonably ask: what accounts for the market's remarkable strength and recuperative powers? And what, if anything, is the significance to the 10 percentage point differential between the return of the S&P 500 and the Dow Industrials?

   In our opinion, the proximate cause of the market's sharp fourth quarter rebound was the coordinated easing of monetary policy by US and European central bankers. Though the US equity market responded skeptically to the US Federal Reserve's first 25 basis point1 cut in the Fed funds rate in September, it responded enthusiastically to the second and third cuts, as market participants became convinced that the Fed and its European counterparts were prepared to provide whatever monetary stimulus was necessary to avoid the global deflationary meltdown that had been feared in the wake of the third quarter Russian debt default and subsequent collapse of the hedge fund, Long-Term Capital Management.

   Once the immediate crisis had passed, investors refocused their attention on the many positive aspects of what we called in our second quarter shareholders' letter a near "perfect" environment for investment in the 1990s. These positives include: low and declining inflation, low and declining interest rates, a record long US economic expansion, rising real consumer incomes, the lowest unemployment rate in a generation, the worldwide growth of capitalism, a swing from deficit to surplus in the US budget, and outstanding corporate financial performance, including record returns on equity and near-record profit margins. The market's recent strength is all the more impressive in that it has occurred in the face of a number of seemingly legitimate concerns including: impeachment, commodity deflation brought on by worldwide overcapacity in many industries, Y2K worries, unusual weather patterns brought on by El Nino and La Nina, continuing problems in Japan and other parts of Asia, and renewed turmoil in Iraq.

   Despite the market's strong finish in 1998, some aspects of the market's advance were unusual. For one thing, the market's strength was quite narrow in 1998. According to work by an equity strategist at Salomon Smith Barney, ten stocks--MICROSOFT, WAL-MART STORES, GE, Lucent Technologies, CISCO SYSTEMS, INTEL, IBM, Dell Computer, PFIZER and MERCK--accounted for nearly half of the gain in the S&P 500 last year. The other 490 stocks in the index rose only 11.8% on average. Fifty stocks accounted for 94% of the gain, with the median gain of the other 450 being only 2%. As has been the case for the last couple of years now, very large capitalization growth stocks substantially outperformed most other stocks in 1998. The Vanguard Index Growth Portfolio (designed to mimic the growth half of the S&P

(1) 100 basis points = 1%

500) was up 42.2% in 1998, while the Vanguard Index Value Portfolio (designed to mimic the value half of the S&P 500) was up only 14.6%. As noted earlier, the venerable Dow Jones Industrials trailed the S&P 500 for the year by over ten percentage points (18.2% vs. 28.6%), due principally to its higher concentration of cyclically sensitive stocks. The Russell 2000 Index, a widely followed small-cap benchmark, was actually down 2.6% in 1998. The relative performance of small- versus large-cap stocks last year was the third worst since 1926, trailing only 1929 and 1937. In our opinion, the narrowness of the advance last year was the principal reason that the returns of the vast majority of managed portfolios trailed the S&P 500.

   No commentary on last year's market would be complete without some discussion of the Internet and Internet stocks. Definitive conclusions will have to await the history books, but for now, we would make the following observations. The Internet is the fastest growing medium in the history of the planet. Its impact is, and will continue to be, profound. According to Peter Drucker, its development ushers in the fourth stage of the communications revolution--the first three being: the development of the alphabet and the written word, the invention of the printing press, and the 20th Century development of mass communications (radio, television, telephone, telegraph, transistor and computer). The Internet will change the way most companies do business. It will create winners and losers. In short, it is a very big deal. In our judgment, it would be imprudent not to seek investment opportunities in this important new medium. With that said, failure rates in any new industry are high and many of the Internet companies now garnering intense investor interest will probably fall by the wayside over the next several years. Most are young, untested and unprofitable and do not represent appropriate investment vehicles for a fund such as American Leading Companies Trust. One clear leader, in our opinion, is AMERICA ONLINE (AOL), the dominant Internet content provider. In contrast to many Internet companies, AOL has been exceptionally profitable, generating substantial free cash flow, and experiencing recent earnings growth rates in excess of 100% annually. The Fund acquired a 1% position in AOL about 16 months ago. Through appreciation, AOL has grown to about 5.8% of assets as of year end 1998, despite our having taken some profits late in the year. In addition to AOL, the Fund owns a number of other established companies--such aS MICROSOFT, IBM, INTEL, MCIWORLDCOM and CISCO SYSTEMs--which are beneficiaries of the growth of the Internet. Holdings in these five companies, together with our investment in AOL, represented about 21% of Fund assets as of December 31, 1998.

Investment Results

   Results for the American Leading Companies Trust for the quarter, one year, and three year periods ended December 31, 1998 are listed below, along with those of some representative benchmarks:

                                Fourth Quarter
                                     1998         One Year    Three Years*
--------------------------------------------------------------------------

American Leading Companies         +23.95%        +21.33%        +92.72%
S&P 500 Stock Composite Index      +21.30%        +28.58%       +110.85%
Lipper General Equity Funds        +20.25%        +14.56%        +70.76%
Dow Jones Industrial Average       +17.58%        +18.15%        +90.25%

* Cumulative

   American Leading Companies Trust had a good quarter, bettering the S&P 500, the average Lipper General Equity Fund and the Dow Industrials. For the one and three year periods, the results were mixed but generally favorable, with the Fund bettering the Lipper average and the Dow Industrials, but trailing the S&P 500 Index. The portfolio's good showing in the quarter was primarily attributable to its technology holdings, especially AMERICA ONLINE, which was up 188% in the quarter. Other technology stocks which contributed positively to performance in the quarter included EMC CORPORATION (sold during the quarter), INTEL, MCIWORLDCOM and IBM. Other strong performers included selected financials such as CHASE MANHATTAN and CITIGROUP, and a number of consumer oriented companies such as AVON PRODUCTS, PEPSICO, WAL-MART STORES and AMGEN. With the exceptions of AMGEN and BRISTOL MYERS, which were up 38% and 28%, respectively, in the quarter, most drug stocks trailed the market in the last three months of the year. SCHERING PLOUGH advanced 6.6%; JOHNSON & JOHNSON, 7.1%; and MERCK, 13.8%. Drug stocks have been important contributors to your portfolio's performance over the last several years and some consolidation in the quarter is understandable and probably healthy. Laggards in the quarter included energy stocks such as DIAMOND OFFSHORE, SCHLUMBERGER, and TEXACO as well as consumer-related stocks such as MATTEL and DOLE FOODS. Both of these latter two stocks were hit by problems that we believe are temporary, and we think each has excellent future prospects and good recovery potential. STARWOOD HOTELS & RESORTS, owner of the Sheraton and Westin Hotel chains, was once again a disappointment. We swapped a portion of our STARWOOD holdings for HILTON HOTELS in October to establish a tax-loss. HILTON has substantially outperformed STARWOOD since the swap, and while we still own it and like it, we consider STARWOOD to be more attractive for a current purchase.

Outlook

   We are cautiously optimistic about the outlook for 1999. We expect continued moderate growth of 2% to 2.5% in real US GDP, with continued low levels of inflation. We see interest rates fluctuating in a fairly narrow range, but ending the year lower than they are now.

   Our chief concern is that in an environment where nominal GDP growth may not be much more than 4%, top line growth will be difficult to achieve. It is well known that many commodity producers have been expressing weak demand and pricing pressure for some time. It is not nearly as well recognized that many consumer products companies have also had difficulty achieving top line growth recently. In the last twelve months, Coca-Cola's revenue growth was 2.2%; Procter & Gamble; 3%; Gillette, 2.4%; Campbell Soup, 1.2%; Colgate-Palmolive, -0.5%; Heinz, -1.9%; Kellogg, 0.1% and JOHNSON & JOHNSON, 2%. Suffice to say that it has been a tough environment to grow revenues, and it may well get tougher.

   Another concern is that the market's current valuation level leaves little room for disappointment. At over 30x trailing earnings, 5x book value, 3.7x revenues and 75x dividends, investors are valuing the market at the highest level ever. As we noted earlier, the investment environment has been nearly perfect in the 1990s. Investors are pricing the market as though the environment will remain nearly perfect indefinitely.

   The combination of high valuations and a possible slowdown in corporate profit growth argues for some caution. It also argues for concentrating portfolios on good quality companies, with strong balance sheets, selling at reasonable prices in relation to future prospects. In short, it argues for doing in the future what we've tried to do for you in the past.

   As always, we welcome your comments or questions.

                                                David E. Nelson, CFA
February 9, 1999
DJIA 9133.03

Balanced Trust

   The difficulty, if not the danger, of market timing was underscored once again in 1998. After numerous years of a steady and sustained increase in stock prices, 1998 turned out to be one of the most volatile years in market history. After a decline of nearly 20% during July and August, the stock market experienced a powerful recovery during the next three months and reached record highs. Large stocks strongly outperformed small stocks while growth stocks far outpaced value stocks. The numbers tell the story best. THE WALL STREET JOURNAL reports that the average mutual fund investing in large growth companies returned 35.7% during 1998 while small value funds LOST 6.6%. Results for the quarter and one year ended December 31, 1998 were as follows:

                                                     Fourth Quarter
                                                          1998        One Year
------------------------------------------------------------------------------

Balanced Trust                                           +9.00%         +5.60%
Lipper Balanced Fund Index(1)                           +11.51%        +15.09%
S&P 500 Stock Composite Index (large-cap)               +21.30%        +28.58%
BARRA Value Index(2)                                    +17.43%        +14.68%
S&P 400 Index (mid-cap)                                 +28.19%        +19.11%
Russell 2000 Index (small-cap)                          +16.31%         -2.55%
Lehman Intermediate Government/Corporate Bond Index      +0.30%         +8.44%

Equity

   The benefit of balanced fund investing was clear during this environment as the offsetting moves in stocks and bonds helped stabilize the portfolio during the market tumult. Of course, our approach is value diversified across market cap lines with a centering on medium-sized companies. Although we avoided some of the worst extremes of the market as noted above, it continued to be difficult to perform well as a value investor without substantial exposure to the largest US companies. This was made apparent by the fact that the 50 largest S&P 500 stocks were up 52% last year while the smallest 100 stocks declined by an average of 18%.

   In general, we were not satisfied with our stock selection in 1998. Our choices in technology and energy were poor and several stocks, such as COLUMBIA HCA, TOYS "R" US and WESTERN RESOURCES came up very short of our expectations. Nonetheless, there were several outstanding contributors to our performance in 1998. These stocks, not surprisingly, were the large companies being favored in the marketplace: TIME WARNER, FORD, TYCO, MCDONALD'S and CENTURY TELEPHONE. Our analysis and patience were amply rewarded for identifying these value stocks with good growth characteristics.

   There were very few transactions in the portfolio during the fourth quarter. We increased our positions in POTASH, H&R BLOCK and LOCKHEED MARTIN. In the case of POTASH and LOCKHEED MARTIN, these have been very successful long-term investments for us and recent price declines have created buying opportunities once again. H&R BLOCK is a more recent investment that we continue to augment at appropriate prices. Their dominant share of a great business--tax preparation--has been further enhanced by their offering additional financial planning products and services to their customers. Our position in MCDONALD'S was reduced as the price/earnings ratio and long-term growth prospects indicated increasingly lesser value. It remains a sizable holding due to its sustainable global growth prospects and attractive financial characteristics.

   We believe the advantage of owning small- to mid-size stocks will return and the valuation extremes that exist today only make us more confident that the issue is WHEN and not if this will happen.

Fixed Income

   During the quarter ended December 31, 1998, interest rates across the yield curve increased slightly with yields in the three-to-five year maturities increasing the most. This back-up in yields was primarily due to a dramatic lessening of fears in the global financial markets, with a significant number of investors exiting the relative safe haven of bonds in favor of common stocks once again. This lessening of fears also resulted in so called "SPREAD ASSETS" (corporate bonds, mortgage-backed securities, and callable notes) outperforming Treasury securities during this period.

   I am pleased to report that your Fund participated in this narrowing of spreads, as we had made a significant commitment to mortgage-backed securities and callable agency issues prior to the start of the fourth quarter and increased these positions further during the quarter. Specifically, over the past three months, we eliminated our positions in premium mortgage-backed securities (Ginnie Mae 8% pass-throughs) and reinvested these proceeds in additional discount mortgage-backed securities which we expect to produce superior performance in a narrowing spread environment. In addition, we reduced our position in US Treasury Strips and increased our exposure to callable and bullet agency securities, as well as select corporate bonds, which had become significantly undervalued in the third quarter "FLIGHT TO QUALITY."

   Looking forward, the economic backdrop continues to be favorable for fixed income securities as commodity prices are, for the most part, continuing to fall and currency and/or financial concerns remain in Japan and Brazil, which may very well pave the way for additional Federal Reserve easing in the first half of 1999. Based upon current reported inflation, real short-term interest rates in the US are still quite high and have considerable room to decline, thus resulting in a steepening yield curve. This, coupled with an expected decrease in interest rate volatility, should result in a favorable environment for SPREAD ASSETS and, in particular, mortgage-backed securities, which we believe should be the fixed income asset of choice during calendar year 1999.

   Thank you for your continued support. We look forward to your questions and comments.



Woodrow H. Uible, CFA                           Dale H. Rabiner, CFA
Equity Portfolio Manager                        Fixed Income Portfolio Manager

February 9, 1999
DJIA 9133.03

---------------------
(1) The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratios of approximately 60%/40%.
(2) The BARRA Value Index is a capitalization-weighted index constructed by dividing the stocks in an S&P index into two components (growth or value) according to book-to-price ratios. The BARRA Value Index is comprised of companies with higher book-to-price ratios, lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth.

U.S. Small-Capitalization Value Trust

   During the quarter, the portfolio was up 10.2% relative to a 16.3% gain for the Russell 2000, a 9.1% return for the Russell 2000 Value, and 21.3% for the S&P 500.

   1998 was a tumultuous year with wide swings in equity returns brought on by economic and political surprises both at home and abroad. Despite these worldwide economic disruptions and domestic uncertainties, large-cap stocks produced another year of extraordinary returns. Small-caps' much lower returns seemed to more closely reflect the year's turmoil. For the year, the S&P 500 gained 28.6% while the Russell 2000 benchmark of small-cap stocks declined 2.6% and the Russell 2000 Value Index was off 6.5%. In the fourth quarter, investors became less concerned about the potential for a slowing US economy and downplayed lower corporate earnings growth. Domestic equity markets rebounded strongly with small-caps able to erase much of their earlier declines. Even though small-caps had been down much more than large-caps, the big stocks again led the rebound.

   The Fund was defensive in the down periods of the summer and again in early October. However, in the upsurges beginning in early September, the Fund (and the Russell 2000 Value) lagged the overall small-cap market. During these upswings, growth stocks driven by the technology sector dominated the small-cap market. In particular, extraordinary returns from a few Internet-related stocks had a large impact on the small-cap market.

   Technology was, in fact, the best performing small-cap sector in the fourth quarter. The positive fourth quarter returns were due to investors' belief that the semiconductor cycle had bottomed and, perhaps more importantly, the market's infatuation with all things Internet. These stocks benefited from relatively low levels of shares trading, coupled with individual investors' belief that the Internet was revolutionizing the US economy and would bring unbounded profits to the innovating firms. As a result, Internet stocks experienced enormous, rapid price increases even though most of these companies are not profitable. The Fund had a technology underweighting relative to the small-cap market--particularly in Internet stocks--which meant that technology provided the largest negative return contribution versus the Russell 2000 for the quarter. Our tech weighting was higher than the Russell 2000 Value's, so we had a small sector gain versus this value index.

   Finance was the sector that provided the portfolio's largest positive return contribution relative to the benchmarks. Due to strong performance in this sector prior to the start up of the Fund, we kept a lower weighting in the financial sector. For the quarter, financials lagged relative to small-cap stocks and small-cap value stocks. The below-market performance resulted from a moderation of high valuation levels as well as from debt market disturbances arising from the problems in Russia and in US-based hedge funds. With weak sector returns, our portfolio's below-market weighting provided a return boost relative to the Russell 2000 and the Russell 2000 Value.

   Other sectors that aided performance for the year and the quarter included retailers and transportation, such as trucking. We were overweight in both sectors, which benefited from continued consumer strength. The largest negative impacts on portfolio performance, other than technology, came from the oil services, basic industries, and producer manufacturing sectors. Oil services stocks were hurt by the decline in drilling and exploration activity following the slump in oil prices. US chemical, textile, paper, and small manufacturing companies all faced tough competition from low priced Asian imports following the Asian economic crisis of late 1997.

   Looking to 1999, we anticipate continued market volatility as investors sort through the conflicting economic and corporate profitability trends. Looking at small-cap stocks we see that for the last five years, the very largest stocks have driven market returns. Small-caps have trailed badly, with the result that small-caps are now at an unprecedented valuation discount to large-cap stocks. In the past, such extended small-cap underperformance and attractive valuations have led to periods of sustained small-cap returns which have overwhelmed the previous performance lag. In addition, we believe that the recent frenzy in Internet stocks is a signal for a change in the market environment. The speculative rush into these stocks has been led by individual investors and generally has been accompanied by only cursory attention to the underlying business or stock price. In the past, such aggressive speculation has ended with a collapse in the stocks' prices and investors refocusing on earnings and valuations. The last such rage over technology stocks occurred in early 1996 with an emphasis on networking and Internet stocks. When the enthusiasm cooled, these stocks plummeted in price, and value dominated the small-cap market for the next two years. We see strong parallels between that period and the current one, and we anticipate that all these factors in combination can lead to a period of attractive small-cap value performance.

   We appreciate your support and we look forward to your questions and comments.



Henry F. Otto                                      Steven M. Tonkovich
Managing Director                                  Managing Director

February 9, 1999
DJIA 9133.03

Performance Information
Legg Mason Investors Trust, Inc.

Total Return for One Year, Five Years and Life of Funds as of December 31, 1998

         The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         Each Fund offers two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays Fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees. The Navigator Class of Balanced Trust has not commenced operations.

         The Funds' total returns as of December 31, 1998 were as follows:

                             American Leading   Balanced      Small-Cap
                              Companies Trust     Trust      Value Trust
------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                      +21.33%         +5.60%          N/A
    Five Years                    +17.82           N/A            N/A
    Life of Class(A)              +16.79         +12.42           N/A

  Navigator Class(C)
    One Year                      +12.02%          N/A            N/A
    Life of Class(B)              +24.30           N/A            N/A

Cumulative Total Return
  Primary Class:
    One Year                      +21.33%         +5.60%          N/A
    Five Years                   +127.00           N/A            N/A
    Life of Class(A)             +128.93         +30.16         -13.20%

  Navigator Class(C)
    One Year                      +12.02%          N/A            N/A
    Life of Class(B)              +60.32           N/A          -12.00%
------------------------------------------------------------------------
A Primary Class inception dates are: American Leading Companies Trust -- September 1, 1993 Balanced Trust -- October 1, 1996 Small-Cap Value Trust -- June 15, 1998
B Navigator Class inception dates are: American Leading Companies Trust -- October 4, 1996 Small-Cap Value Trust -- June 19, 1998
C Navigator Class shares of American Leading Companies were redeemed on December 3, 1998. Returns for American Leading Companies Navigator Class are for the periods ended December 3, 1998

American Leading Companies Trust

Selected Portfolio Performance*

Strong performers for the 4th quarter 1998
---------------------------------------------------
1. America Online, Inc.                     +187.6%
2. Avon Products, Inc.                       +57.7%
3. The Chase Manhattan Corporation           +57.4%
4. Cisco Systems, Inc.                       +50.2%
5. Wal-Mart Stores, Inc.                     +49.1%
* Securities held for the entire quarter.


Weak performers for the 4th quarter 1998
----------------------------------------------------
1. Starwood Hotels & Resorts                  -25.6%
2. Mattel, Inc.                               -18.5%
3. Dole Food Company, Inc.                    -17.0%
4. Texaco, Inc.                               -15.7%
5. Diamond Offshore Drilling, Inc.             -8.9%



Portfolio Changes

Securities added during the 4th quarter 1998
--------------------------------------------
AMR Corporation
Berkshire Hathaway Inc. - Class B
Hilton Hotels Corporation
MGIC Investment Corporation
Storage Technology Corporation
Transocean Offshore Inc.


Securities sold during the 4th quarter 1998
-------------------------------------------
Caterpillar Inc.
Delta Air Lines, Inc.
Eastman Kodak Company
EMC Corporation
Emerson Electric Company
Royal Dutch Petroleum Company
Seagate Technology, Inc.
The Boeing Company
The Coca-Cola Company

Balanced Trust

Selected Portfolio Performance*

Strong performers for the 4th quarter 1998
---------------------------------------------------
1. Kaydon Corporation                        +52.3%
2. Korea Fund, Inc.                          +51.0%
3. Pioneer-Standard Electronics, Inc.        +48.5%
4. Cincinnati Bell, Inc.                     +45.4%
5. Martin Marietta Materials, Inc.           +44.0%
* Securities held for the entire quarter.


Weak performers for the 4th quarter 1998
---------------------------------------------------
1. PMC Capital, Inc.                         -23.0%
2. Western Resources, Inc.                   -19.6%
3. Lockheed Martin Corporation               -15.9%
4. United Dominion Realty Trust, Inc.         -9.3%
5. Chiquita Brands International, Inc.,
     3.75%, Series B, Cv                      -8.2%



Portfolio Changes

Securities added during the 4th quarter 1998
--------------------------------------------
Fannie Mae
      5.60%, 2/2/01
Federal Farm Credit Bank
      5.52%, 2/25/02
Government National Mortgage Association
      6%, 8/15/28 to 12/15/28
Safeway Inc.
      5.75%, 11/15/00


Securities sold during the 4th quarter 1998
-------------------------------------------
First Data Corporation
Government National Mortgage Association
      8%, 4/15/26 to 12/15/27
Southwestern Energy Company
United States Treasury Strips
      0%, 11/15/04

U.S. Small-Capitalization Value Trust+


Selected Portfolio Performance*

Strong performers for the 4th quarter 1998
---------------------------------------------------
1. Electro Scientific Industries, Inc.      +185.4%
2. Bel Fuse Inc. - Class A                  +160.2%
3. Bel Fuse Inc. - Class B                  +137.1%
4. Park Electrochemical Corp.               +110.1%
5. Procom Technology, Inc.                  +101.3%

Weak performers for the 4th quarter 1998
---------------------------------------------------
1. Southern Pacific Funding
      Corporation                             -86.1%
2. IMC Mortgage Company                       -85.7%
3. United Companies Financial
      Corporation                             -57.8%
4. Symons International Group, Inc.           -55.2%
5. Gulf Island Fabrication, Inc.              -54.4%


* Securities held for the entire quarter.

+ Portfolio changes have not been reported for Small-Cap Value Trust due to the high volume of trading during the quarter.

Portfolio of Investments
Legg Mason Investors Trust, Inc.
December 31, 1998  (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                    Shares/Par     Value
---------------------------------------------------------------------------
Common Stocks and Equity Interests -- 98.5%
      Airlines -- 1.9%
      AMR Corporation                                    78       $ 4,631(A)
---------------------------------------------------------------------------
      Automotive -- 2.1%
      Ford Motor Company                                 25         1,467
      General Motors Corporation                         50         3,578
---------------------------------------------------------------------------
                                                                    5,045
      Banking -- 13.7%
      BankAmerica Corporation                            74         4,422
      Bank One Corporation                              124         6,332
      The Chase Manhattan Corporation                   144         9,801
      Citigroup Inc.                                    192         9,479
      Mellon Bank Corporation                            40         2,750
---------------------------------------------------------------------------
                                                                   32,784
      Capital Goods -- 1.1%
      General Electric Company                           25         2,552
---------------------------------------------------------------------------
      Computer Services and Systems -- 14.8%
      Cisco Systems, Inc.                                34         3,132(A)
      Compaq Computer Corporation                       150         6,291
      Hewlett-Packard Company                            17         1,182
      Intel Corporation                                  63         7,469
      International Business Machines Corporation        62        11,455
      Storage Technology Corporation                    165         5,870(A)
---------------------------------------------------------------------------
                                                                   35,399
---------------------------------------------------------------------------
      Computer Software -- 0.6%
      Microsoft Corporation                              10         1,387(A)
---------------------------------------------------------------------------
      Consumer Cyclicals -- 3.5%
      Mattel, Inc.                                      300         6,844
      Wal-Mart Stores, Inc.                              17         1,384
---------------------------------------------------------------------------
                                                                    8,228
---------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.


American Leading Companies Trust -- Continued


                                           Shares/Par              Value
---------------------------------------------------------------------------
      Consumer Staples -- 3.4%
      Avon Products, Inc.                      100              $   4,425
      Kimberly-Clark Corporation                50                  2,725
      The Procter & Gamble Company              12                  1,059
---------------------------------------------------------------------------
                                                                    8,209
---------------------------------------------------------------------------
      Electrical Equipment -- 3.8%
      Philips Electronics N.V.                 135                  9,138
---------------------------------------------------------------------------
      Energy -- 1.3%
      Exxon Corporation                         15                  1,060
      Texaco, Inc.                              40                  2,115
---------------------------------------------------------------------------
                                                                    3,175
---------------------------------------------------------------------------
      Financial Services -- 2.4%
      Fannie Mae                                50                  3,700
      MGIC Investment Corporation               50                  1,991
---------------------------------------------------------------------------
                                                                    5,691
---------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 6.4%
      Dole Food Company, Inc.                  105                  3,150
      PepsiCo, Inc.                             95                  3,889
      Philip Morris Companies, Inc.            153                  8,186
---------------------------------------------------------------------------
                                                                   15,225
      Health Care -- 5.4%
      Foundation Health Systems, Inc.          500                  5,969(A)
      Johnson & Johnson                         14                  1,191
      United HealthCare Corporation            130                  5,598
---------------------------------------------------------------------------
                                                                   12,758
---------------------------------------------------------------------------
      Hotels and Motels -- 0.8%
      Hilton Hotels Corporation                100                  1,912
---------------------------------------------------------------------------
      Insurance -- 4.0%
      American International Group, Inc.        11                  1,073
      Berkshire Hathaway Inc. - Class B          1                  2,350(A)
      Conseco, Inc.                            200                  6,112
---------------------------------------------------------------------------
                                                                    9,535
---------------------------------------------------------------------------

                                                   Shares/Par          Value
------------------------------------------------------------------------------
      Manufacturing -- 0.8%
      Minnesota Mining and Manufacturing Company        28           $  1,991
------------------------------------------------------------------------------
      Media -- 5.8%
      America Online, Inc.                              87             13,920A
------------------------------------------------------------------------------
      Oil and Gas: Drilling and Equipment -- 4.2%
      Diamond Offshore Drilling, Inc.                  151              3,577
      Schlumberger Limited                              78              3,598
      Transocean Offshore Inc.                         110              2,949
------------------------------------------------------------------------------
                                                                       10,124
      Pharmaceuticals -- 10.0%
      Amgen Inc.                                        61              6,379(A)
      Bristol-Myers Squibb Company                      41              5,446
      Merck & Co., Inc.                                 39              5,760
      Pfizer Inc.                                       10              1,229
      Schering-Plough Corporation                       93              5,138
------------------------------------------------------------------------------
                                                                       23,952
------------------------------------------------------------------------------
      Real Estate -- 0.6%
      Starwood Hotels &Resorts                          62              1,407
------------------------------------------------------------------------------
      Retail  Sales -- 1.0%
      Toys "R" Us, Inc.                                136              2,295(A)
------------------------------------------------------------------------------
      Savings and Loan -- 2.1%
      Washington Mutual, Inc.                          132              5,051
------------------------------------------------------------------------------
      Telecommunications -- 6.9%
      AT&TCorp.                                         60              4,515
      MCI WorldCom, Inc.                               167             11,993(A)
------------------------------------------------------------------------------
                                                                       16,508
------------------------------------------------------------------------------
      Transportation -- 1.9%
      Burlington Northern Santa Fe Corporation         135              4,556
------------------------------------------------------------------------------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $173,916)                                  235,473
------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.


American Leading Companies Trust -- Continued

                                                                      Shares/Par       Value
--------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.9%
      Goldman, Sachs & Company
        5%, dated 12/31/98, to be repurchased at $1,048 on 1/4/99
        (Collateral: $1,067 Fannie Mae Mortgage-backed securities,
        6.50% due 8/1/02, value $1,803)                                  $1,048      $  1,048
      Prudential Securities, Inc.
        5%, dated 12/31/98, to be repurchased at $1,048 on 1/4/99
        (Collateral: $1,061 Freddie Mac Mortgage-backed securities,
        7% due 4/1/24, value $1,087)                                     1,048          1,048
--------------------------------------------------------------------------------------------
      Total Repurchase Agreements (Identified Cost-- $2,096)                            2,096
--------------------------------------------------------------------------------------------
      Total Investments-- 99.4%  (Identified Cost-- $176,012)                         237,569
      Other Assets Less Liabilities-- 0.6%                                              1,345
--------------------------------------------------------------------------------------------
      Net assets-- 100.0%                                                            $238,914
--------------------------------------------------------------------------------------------
      Net asset value per share                                                        $18.50
--------------------------------------------------------------------------------------------

      (A) Non-income producing

Portfolio of Investments
Legg Mason Investors Trust, Inc.
December 31, 1998  (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                      Shares/Par      Value
-----------------------------------------------------------------------------
Common Stocks and Equity Interests -- 61.9%

      Advertising/Media -- 2.7%
      A.H. Belo Corporation                                48        $   957
      Time Warner, Inc.                                    11            683
-----------------------------------------------------------------------------
                                                                       1,640
-----------------------------------------------------------------------------
      Aerospace -- 1.2%
      Lockheed Martin Corporation                           9            720
-----------------------------------------------------------------------------
      Automotive -- 1.5%
      Ford Motor Company                                   15            880
-----------------------------------------------------------------------------
      Chemicals -- 2.9%
      Ferro Corporation                                    35            910
      Potash Corporation of Saskatchewan, Inc.             13            830
-----------------------------------------------------------------------------
                                                                       1,740
-----------------------------------------------------------------------------
      Construction and Building Materials -- 1.3%
      Martin Marietta Materials, Inc.                      12            746
-----------------------------------------------------------------------------
      Electrical Equipment and Electronics -- 3.5%
      Hubbell Incorporated                                 10            380
      Littelfuse, Inc.                                     22            423(A)
      Molex Incorporated                                   25            797
      Pioneer-Standard Electronics, Inc.                   26            244
      UCARInternational, Inc.                              15            260(A)
-----------------------------------------------------------------------------
                                                                       2,104
-----------------------------------------------------------------------------
      Energy -- 1.5%
      Phillips Petroleum Company                           14            597
      YPF Sociedad Anonima ADR                             11            307
-----------------------------------------------------------------------------
                                                                         904
-----------------------------------------------------------------------------
      Finance -- 6.6%
      Citigroup Inc.                                       22          1,079
      Fannie Mae                                           22          1,628
      H&R Block Inc.                                       27          1,215
-----------------------------------------------------------------------------
                                                                       3,922
-----------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.



Balanced Trust -- Continued

                                                             Shares/Par     Value
-----------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 6.1%
      Anheuser-Busch Companies, Inc.                              16       $ 1,070
      McDonald's Corporation                                      18         1,341
      Philip Morris Companies Inc.                                 9           455
      UST, Inc.                                                   22           767
-----------------------------------------------------------------------------------
                                                                             3,633
-----------------------------------------------------------------------------------
      Health Care -- 0.3%
      Columbia/HCA Healthcare Corporation                          8           188
-----------------------------------------------------------------------------------
      Insurance -- 0.7%
      Aetna, Inc.                                                  6           432
-----------------------------------------------------------------------------------
      Investment Companies -- 2.7%
      Blackrock North American Government Income Trust, Inc.     100         1,013
      Korea Fund, Inc.                                            29           268A
      Latin America Investment Fund, Inc.                         21           172
      PMCCapital, Inc.                                            15           128
-----------------------------------------------------------------------------------
                                                                             1,581
-----------------------------------------------------------------------------------
      Manufacturing -- 5.1%
      Fleetwood Enterprises, Inc.                                 31         1,077
      Kaydon Corporation                                          34         1,362
      Tyco International Ltd.                                      8           604
-----------------------------------------------------------------------------------
                                                                             3,043
-----------------------------------------------------------------------------------
      Multi-Industry -- 1.5%
      Loews Corporation                                            9           904
-----------------------------------------------------------------------------------
      Real Estate -- 2.4%
      Chateau Communities, Inc.                                   34           996
      United Dominion Realty Trust, Inc.                          44           454
-----------------------------------------------------------------------------------
                                                                             1,450
-----------------------------------------------------------------------------------
      Retail -- 2.0%
      Jostens, Inc.                                               30           786
      Toys "R" Us, Inc.                                           25           422A
-----------------------------------------------------------------------------------
                                                                             1,208
-----------------------------------------------------------------------------------
      Savings and Loan -- 3.7%
      Charter One Financial, Inc.                                 45         1,249
      Washington Federal, Inc.                                    35           934
-----------------------------------------------------------------------------------
                                                                             2,183
-----------------------------------------------------------------------------------

                                                   Rate        Maturity Date          Shares/Par       Value
---------------------------------------------------------------------------------------------------------------
      Telecommunications -- 4.4%
      AT&T Corp.                                                                           19         $ 1,430
      Century Telephone Enterprises, Inc.                                                   8             506
      Cincinnati Bell, Inc.                                                                18             681
---------------------------------------------------------------------------------------------------------------
                                                                                                        2,617
---------------------------------------------------------------------------------------------------------------
      Transportation -- 8.3%
      AMR Corporation                                                                      18           1,069(A)
      GATX Corporation                                                                     25             928
      Kansas City Southern Industries, Inc.                                                33           1,623
      Union Pacific Corporation                                                            29           1,307
---------------------------------------------------------------------------------------------------------------
                                                                                                        4,927
---------------------------------------------------------------------------------------------------------------
      Utilities -- 3.5%
      Kansas City Power & Light Company                                                    22             652
      TNP Enterprises, Inc.                                                                14             531
      Western Resources, Inc.                                                              27             898
---------------------------------------------------------------------------------------------------------------
                                                                                                        2,081
---------------------------------------------------------------------------------------------------------------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $32,243)                                                                    36,903
---------------------------------------------------------------------------------------------------------------
Preferred Stock -- 0.5%
      Chiquita Brands International, Inc., 3.75%, Series B, Cv
        (Identified Cost-- $395)                                                            7             287
---------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 4.3%
      Merrill Lynch & Co., Inc.                      6%          11/15/04              $1,000           1,004
      Safeway Inc.                                5.75%          11/15/00                 770             772
      Toronto-Dominion Bank                      7.875%           8/15/04                 825             833
---------------------------------------------------------------------------------------------------------------
      Total Corporate Bonds and Notes
        (Identified Cost-- $2,623)                                                                      2,609
---------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 32.2%
      Inflation-indexed SecuritiesB -- 2.5%
      United States Treasury
         Inflation-indexed Security              3.625%           7/15/02 to 1/15/08    1,529           1,509
---------------------------------------------------------------------------------------------------------------
      Medium-term Notes -- 6.7%
      Fannie Mae                                  5.60%            2/2/01               1,300           1,318
      Fannie Mae                                  7.37%            4/1/04                 300             301
      Fannie Mae                                  8.25%          10/12/04                 900             922
      Federal Farm Credit Bank                    5.52%           2/25/02               1,100           1,115
      Freddie Mac                                 8.14%           9/29/04                 350             358
---------------------------------------------------------------------------------------------------------------
                                                                                                        4,014
---------------------------------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.


Balanced Trust -- Continued

                                                   Rate        Maturity Date          Shares/Par              Value
---------------------------------------------------------------------------------------------------------------------
      Mortgage-backed Securities -- 12.6%
      Fannie Mae                                     6%          12/1/25 to 10/1/28      $3,057              $ 3,019
      Freddie Mac                                    6%          3/1/26                      72                   71
      Freddie Mac                                 6.50%          1/1/26 to 5/1/28         1,283                1,292
      Government National Mortgage
        Association                                  6%          8/15/28 to 12/15/28      3,144                3,116
---------------------------------------------------------------------------------------------------------------------
                                                                                                               7,498
---------------------------------------------------------------------------------------------------------------------
      Treasury Notes/Stripsc -- 10.4%
      United States Treasury Notes                6.25%          5/31/00                  1,000                1,021
      United States Treasury Notes                6.50%          5/31/01                    500                  521
      United States Treasury Notes                6.25%          6/30/02                    500                  525
      United States Treasury Strips                  0%          5/15/00 to 8/15/05       5,100                4,109
---------------------------------------------------------------------------------------------------------------------
                                                                                                               6,176
---------------------------------------------------------------------------------------------------------------------
      Total U.S. Government and Agency Obligations
        (Identified Cost-- $18,947)                                                                           19,197
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.7%
      State Street Bank &Trust Company
         3.50%, dated 12/31/98, to be repurchased at $407 on 1/4/99
         (Collateral: $420 Freddie Mac Mortgage-backed securities,
         5.02% due 11/5/99, value $427)
         (Identified Cost-- $407)                                                           407                  407
---------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.6%  (Identified Cost--  $54,615)                                                 59,403
      Other Assets Less Liabilities-- 0.4%                                                                       228
---------------------------------------------------------------------------------------------------------------------
      Net assets-- 100.0%                                                                                    $59,631
---------------------------------------------------------------------------------------------------------------------
      Net asset value per share                                                                               $12.29
---------------------------------------------------------------------------------------------------------------------

A   Non-income producing
B United States Treasury Inflation-indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
C STRIPS -- Separate Trading of Registered Interest and Principal of Securities- A pre-stripped zero-coupon bond that is a direct obligation of the U.S. Treasury.

Portfolio of Investments
Legg Mason Investors Trust, Inc.
December 31, 1998  (Unaudited)
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                       Shares/Par     Value
------------------------------------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS -- 95.5%
Aerospace/Defense -- 1.3%
      Alliant Techsystems Inc.                               5       $   387A
      Allied Research Corporation                            3            25A
      Aviall, Inc.                                          12           142A
      EDO Corporation                                        4            34
      ESCO Electronics Corporation                           5            49A
      Herley Industries, Inc.                                3            34A
      Merrimac Industries, Inc.                              1             7A
      Miltope Group Inc.                                     2             3A
      SIFCO Industries, Inc.                                 3            40
      SPACEHAB, Incorporated                                 6            64A
------------------------------------------------------------------------------
                                                                         785
------------------------------------------------------------------------------
      Apparel -- 4.9%
      Ashworth, Inc.                                         3            17A
      Burlington Coat Factory Warehouse Corporation          9           140
      Deb Shops, Inc.                                        2            30
      Footstar, Inc.                                        18           443A
      G-III Apparel Group, Ltd.                              3            10A
      Gadzooks, Inc.                                         6            43A
      Garan, Incorporated                                    4           104
      Genesco Inc.                                          19           107A
      Goody's Family Clothing, Inc.                         14           140A
      LaCrosse Footwear, Inc.                                3            25
      Marisa Christina Incorporated                          2             3A
      Maxwell Shoe Company Inc.                              5            50A
      Nine West Group Inc.                                  19           299A
      Oxford Industries, Inc.                                5           130
      Paul Harris Stores, Inc.                               7            58A
      R.G. Barry Corporation                                 2            24A
      Rocky Shoes & Boots, Inc.                              2            13A
      S&K Famous Brands, Inc.                                3            30A
      St. John Knits, Inc.                                  12           315
      Superior Uniform Group Inc.                            1            19
      Supreme International Corporation                      4            44A
      Syms Corp.                                            13           114A
      Tandy Brands Accessories, Inc.                         2            35A
      The Dress Barn, Inc.                                  17           251A
      The Finish Line, Inc.                                  5            38A
      The Gymboree Corporation                              13            80A
      The Timberland Company                                 8           378A
      Vans, Inc.                                            10            65A
------------------------------------------------------------------------------
                                                                       3,005
------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued

                                                       Shares/Par     Value
-----------------------------------------------------------------------------
      Automotive -- 3.8%
      Aftermarket Technology Corp.                          15       $   114A
      Arvin Industries, Inc.                                12           513
      Autocam Corporation                                    2            40
      Bandag, Incorporated                                  12           491
      Barnes Group Inc.                                      5           150
      Collins Industries, Inc.                               5            20
      Defiance, Inc.                                         4            26
      Durakon Industries, Inc.                               2            16A
      Excel Industries, Inc.                                 7           117
      Featherlite Inc.                                       2            14A
      Monaco Coach Corporation                               4           107A
      Monro Muffler Brake, Inc.                              5            38A
      Motorcar Parts and Accessories, Inc.                   3            30A
      R&B, Inc.                                              4            34A
      Safety Components International, Inc.                  3            51A
      Simpson Industries, Inc.                               3            31
      SMC Corporation                                        4            16A
      Strattec Security Corporation                          2            69A
      Superior Industries International, Inc.                5           136
      TBC Corporation                                       15           103A
      The Standard Products Company                         11           216
-----------------------------------------------------------------------------
                                                                       2,332
-----------------------------------------------------------------------------
      Chemicals -- 4.0%
      A. Schulman, Inc.                                     19           433
      Atlantis Plastics, Inc.                                2            18A
      Ethyl Corporation                                     45           262
      Georgia Gulf Corporation                              20           318
      M. A. Hanna Company                                   26           324
      Quaker Chemical Corporation                            6            99
      Stepan Company                                         4           104
      Sybron Chemicals Inc.                                  2            28A
      The Dexter Corporation                                13           393
      The General Chemical Group Inc.                       15           211
      Wellman, Inc.                                         23           229
-----------------------------------------------------------------------------
                                                                       2,419
-----------------------------------------------------------------------------
      Commercial/Industrial Services -- 5.4%
      American Buildings Company                             3            81A
      AmeriLink Corporation                                  2            18A
      BCTInternational , Inc.                                3             9A
      BHA Group Holdings, Inc.                               4            53
      Budget Group, Inc.                                    13           202A
      Butler Manufacturing Company                           5           110

                                                       Shares/Par     Value
-----------------------------------------------------------------------------
      Commercial/Industrial Services -- Continued
      Cameron Ashley Building Products, Inc.                 5          $ 65A
      Caribiner International, Inc.                         15           136A
      CDI Corp.                                              4            75A
      Cogeneration Corporation of America                    5            44A
      CORT Business Services Corporation                     7           165A
      Dames & Moore Group                                    7            88
      Dawson Geophysical Company                             3            24A
      Ellett Brothers, Inc.                                  1             6
      Exponent, Inc.                                         3            20A
      Fleming Companies, Inc.                               28           289
      Franklin Covey Co.                                    10           164A
      FTI Consulting, Inc.                                   3            10A
      Gradco Systems, Inc.                                   3             8A
      GRCInternational, Inc.                                 3            21A
      Halter Marine Group, Inc.                             10            50A
      Healthcare Services Group, Inc.                        1             9A
      Kennametal Inc.                                       15           323
      Lamalie Associates, Inc.                               2            13A
      Lawson Products, Inc.                                  6           133
      Leasing Solutions, Inc.                                2             6A
      Mail-Well, Inc.                                       17           191A
      Maxco, Inc.                                            1             9A
      Merrill Corporation                                    1            15
      Nash-Finch Company                                     8           117
      Olsten Corporation                                     4            31
      Perini Corporation                                     2            11A
      Physicians' Specialty Corp.                            3            21A
      PrimeSource Corporation                                4            24
      REFAC Technology Development Corporation               1            10A
      Robertson-Ceco Corporation                             4            29A
      Rush Enterprises, Inc.                                 2            16A
      SOS Staffing Services, Inc.                            6            46A
      The Turner Corporation                                 2            44A
      Veritas DGC Inc.                                      15           199A
      Wallace Computer Services, Inc.                       11           282
      Winsloew Furniture, Inc.                               5           140A
-----------------------------------------------------------------------------
                                                                       3,307
-----------------------------------------------------------------------------
      Computer Services and Systems -- 1.5%
      Ampex Corporation                                      3             3A
      Autologic Information International, Inc.              1             5A
      Cognitronics Corporation                               2            14A
      Dunn Computer Corporation                              2             6A

Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued


                                                       Shares/Par     Value
------------------------------------------------------------------------------
      Computer Services and Systems -- Continued
      Elcom International, Inc.                             14       $    28A
      HMT Technology Corporation                             8            96A
      Kentek Information Systems, Inc.                       4            22
      MTITechnology Corp.                                    9            39A
      MTS Systems Corporation                               10           131
      NeoMagic Corporation                                   4            93A
      ONTRACK Data International Inc.                        2            11A
      Procom Technology, Inc.                                4            37A
      PSC Inc.                                               6            59A
      Scan-Optics, Inc.                                      3            10A
      STB Systems, Inc.                                      7            49A
      Structural Dynamics Research Corporation              14           274A
      The MacNeal-Schwendler Corporation                     7            50A
------------------------------------------------------------------------------
                                                                         927
------------------------------------------------------------------------------
      Construction and Building Materials -- 3.8%
      ABT Building Products Corporation                      7            70A
      Ameron International Corporation                       3            96
      Aztec Manufacturing Co.                                2            22
      Baltek Corporation                                    N.M.           5A
      Beazer Homes USA, Inc.                                 3            83A
      Building Materials Holdings Corporation                2            28A
      Del Webb Corporation                                  12           328
      Dominion Homes, Inc.                                   4            44A
      Engle Homes, Inc.                                      8           124
      Hovnanian Enterprises, Inc.                           14           118A
      International Aluminum Corporation                     2            68
      Kevco, Inc.                                            3            18A
      Lone Star Industries, Inc.                             8           302
      M/I Schottenstein Homes, Inc.                          3            66
      Oakwood Homes Corporation                             17           258
      Patrick Industries, Inc.                               2            35
      Republic Group Incorporated                            7           148
      Southern Energy Homes, Inc.                            9            53A
      Standard Pacific Corp.                                12           168
      The Fortress Group, Inc.                               8            19
      U.S. Home Corporation                                  7           246A
      Washington Homes, Inc.                                 3            19A
------------------------------------------------------------------------------
                                                                       2,318
------------------------------------------------------------------------------
      Consumer Durables -- 3.2%
      Boston Acoustics, Inc.                                 3            67
      Catalina Lighting, Inc.                                3             6A
      Cobra Electronics Corporation                          3            16A

                                                       Shares/Par     Value
------------------------------------------------------------------------------
      Consumer Durables -- Continued
      Concord Camera Corp.                                   7          $ 35A
      Congoleum Corporation                                  3            27A
      Conso International Corporation                        4            23A
      Flexsteel Industries, Inc.                             3            35
      Go-Video, Inc.                                         5            15A
      Harman International Industries, Incorporated          7           267
      Home Products International, Inc.                      4            36A
      Koss Corporation                                       2            26A
      Lifetime Hoan Corporation                              5            45
      Mikasa, Inc.                                           8            97
      Oneida Ltd.                                            9           129
      O'Sullivan Industry Holdings, Inc.                     3            30A
      Russ Berrie and Company, Inc.                         14           329
      Sola International, Inc.                              18           309A
      The L. S. Starrett Company                             3            93
      The Rival Company                                      5            70
      The Toro Company                                       6           177
      The York Group, Inc.                                   6            61
      Windmere-Durable Holdings, Inc.                        8            58A
------------------------------------------------------------------------------
                                                                       1,951
------------------------------------------------------------------------------
      Consumer Non-Durables -- 0.5%
      American Safety Razor Company                          9           105A
      CCA Industries, Inc.                                   3             4A
      Dixon Ticonderoga Company                              2            23A
      Educational Development Corporation                    3             6
      French Fragrances, Inc.                                9            63A
      Jean Philippe Fragrances, Inc.                         3            16A
      Rural/Metro Corporation                                3            35A
      Scott's Liquid Gold-Inc.                               4             6
      Seattle FilmWorks, Inc.                               11            49A
      The Stephan Co.                                        3            26
------------------------------------------------------------------------------
                                                                         333
------------------------------------------------------------------------------
      Electrical Equipment and Electronics -- 5.5%
      Acme Electric Corporation                              3            14A
      Align-Rite International, Inc.                         4            48A
      AlphaNet Solutions, Inc.                               4            15A
      Amistar Corporation                                    1             3A
      Axsys Technologies, Inc.                               2            32A
      Bel Fuse Inc. - Class A                                1            48A
      Bel Fuse Inc. - Class B                                1            41
      Belden Inc.                                           16           345
      Bell Industries, Inc.                                  4            42A

Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued


                                                       Shares/Par     Value
------------------------------------------------------------------------------
      Electrical Equipment and Electronics -- Continued
      BTU International, Inc.                                2           $ 7A
      CHS Electronics, Inc.                                 10           168A
      C. P. Clare Corporation                                5            25A
      CompuCom Systems, Inc.                                24            85A
      Diodes Incorporated                                    2             9A
      EFTC Corporation                                       7            35A
      Electro Scientific Industries, Inc.                    4           159A
      InaCom Corp.                                          12           180A
      Integrated Circuit Systems, Inc.                       9           157A
      Keithley Instruments, Inc.                             3            26
      LaBarge, Inc.                                          6            15A
      MagneTek, Inc.                                        33           385A
      Marshall Industries                                    3            61
      Methode Electronics, Inc.                             14           225
      Microsemi Corporation                                  4            47A
      Nu Horizons Electronics Corp.                          5            24A
      Optek Technology, Inc.                                 2            34A
      Orbit International Corp.                              1             2A
      Park Electrochemical Corp.                             5           132
      Percon Incorporated                                    2            10A
      Pioneer-Standard Electronics, Inc.                    17           156
      Powell Industries, Inc.                                6            58A
      Recoton Corporation                                    2            39A
      Reliability Incorporated                               2             9A
      RFMonolithics, Inc.                                    3            26A
      Richardson Electronics, Ltd.                           8            81
      Richey Electronics, Inc.                               4            38A
      Savoir TechnologyGroup, Inc.                           3            26A
      SEMX Corporation                                       3             9A
      Siliconix Incorporated                                 4            85A
      Sparton Corporation                                    1             8A
      Spectrum Control, Inc.                                 4            18A
      Tech-Sym Corporation                                   1            27A
      The Cherry Corporation                                 5            73A
      UCAR International, Inc.                              14           242A
      Woodhead Industries, Inc.                              5            69
------------------------------------------------------------------------------
                                                                       3,338
------------------------------------------------------------------------------
      Entertainment and Leisure -- 2.8%
      Arctic Cat, Inc.                                      20           208
      Boyd Gaming Corporation                               45           148A
      Cannondale Corporation                                 6            52A
      Equity Marketing, Inc.                                 2            13A

                                                       Shares/Par     Value
------------------------------------------------------------------------------
      Entertainment and Leisure -- Continued
      Fountain Powerboat Industries, Inc.                    3          $ 14A
      Grand Casinos, Inc.                                   31           247A
      Holiday RV Superstores, Incorporated                   2             5A
      Isle of Capri Casinos, Inc.                           13            50A
      JAKKS Pacific, Inc.                                    2            24A
      Lodgian, Inc.                                          7            35A
      Midway Games Inc.                                     28           303A
      Play By Play Toys & Novelties, Inc.                    4            27A
      PlayCore, Inc.                                         3            14A
      Primadonna Resorts, Inc.                              16           139A
      Prime Hospitality Corp.                               19           203A
      Quintel Communications, Inc.                           9            17A
      Scientific Games Holdings Corp.                        5            91A
      Suburban Lodges of America, Inc.                       1             9A
      Winnebago Industries, Inc.                             7           112
------------------------------------------------------------------------------
                                                                       1,711
------------------------------------------------------------------------------
      Financial Services -- 3.5%
      Advanta Corp.                                         18           234
      Amplicon, Inc.                                         6            93
      AMRESCO, INC.                                         15           134A
      Arcadia Financial Ltd.                                28           102A
      ARMFinancial Group, Inc.                               7           160
      Bank Plus Corporation                                 10            45A
      BankAtlantic Bancorp, Inc.                            14            91
      CPB Inc.                                               2            42
      Dain Rauscher Corporation                              5           136
      First Alliance Corporation                             7            27A
      FirstCity Financial Corporation                        5            69A
      Hambrecht & Quist Group                                9           200A
      Hawthorne Financial Corporation                        1            16A
      IMC Mortgage Company                                  16             4A
      Interpool, Inc.                                       11           184
      JWGenesis Financial Corp.                              2            12A
      Pacific Crest Capital, Inc.                            1            15
      Parkvale Financial Corporation                         3            54
      Resource Bancshares Mortgage Group, Inc.              17           283
      Southern Pacific Funding Corporation                  11             1A
      Southwest Securities Group, Inc.                       7           135
      Stifel Financial Corp.                                 2            21
      Sunrise International Leasing Corporation              3            10A
      United Companies Financial Corporation                 7            22
      World Acceptance Corporation                          10            62A
------------------------------------------------------------------------------
                                                                       2,152
------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued


                                                       Shares/Par     Value
------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 2.9%
      Cal-Maine Foods, Inc.                                  5          $ 20
      Chock Full o' Nuts Corporation                         6            37A
      Consolidated Cigar Holdings Inc.                      19           336A
      DIMON, Incorporated                                   11            82
      Eagle Food Centers, Inc.                               6            19A
      General Cigar Holdings, Inc.                          10            87A
      Herbalife International, Inc.                         18           259
      John B. Sanfilippo & Son, Inc.                         5            21A
      M&F Worldwide Corp.                                   13           131A
      Marsh Supermarkets, Inc.                               3            60
      Natural Alternatives International, Inc.               2            18A
      Nutrition For Life International, Inc.                 1             3
      Pilgrim's Pride Corporation                            7           140
      Schweitzer-Mauduit International, Inc.                10           156
      Standard Commercial Corporation                        7            60
      Suprema Specialties, Inc.                              1             6A
      Swisher International Group Inc.                      22           195A
      The Lion Brewery, Inc.                                 2             9A
      Todhunter International, Inc.                          2            16A
      Weider Nutrition International, Inc.                  16            99
------------------------------------------------------------------------------
                                                                       1,754
------------------------------------------------------------------------------
      Gas/Pipeline -- 4.3%
      Adams Resources &Energy                                3            15
      Frontier Oil Corporation                              18            87A
      Gulf Islands Fabrication, Inc.                         8            65A
      Lufkin Industries, Inc.                                5            89
      Marine Drilling Companies, Inc.                       33           253A
      Mitcham Industries, Inc.                               5            24A
      National-Oilwell, Inc.                                27           302A
      Offshore Logistics, Inc.                              16           188A
      Parker Drilling Company                               18            56A
      Pool Energy Services Co.                              11           113A
      Pride International, Inc.                             36           256A
      Royale Energy, Inc.                                    1             4A
      SEACOR Smit Inc.                                      10           475A
      Seitel, Inc.                                          10           118A
      Superior Energy Services, Inc.                        15            41A
      Swift Energy Company                                  10            77A
      Tesoro Petroleum Corporation                           9           113A
      TMBR/Sharp Drilling, Inc.                              2             8A
      Trico Marine Services, Inc.                           15            72A
      Tuboscope Inc.                                        32           262A

                                                       Shares/Par     Value
------------------------------------------------------------------------------
      Gas/Pipeline -- Continued
      World Fuel Services Corporation                        2       $    25
------------------------------------------------------------------------------
                                                                       2,643
------------------------------------------------------------------------------
      Health Care -- 2.7%
      American Dental Technologies, Inc.                     5            19A
      American Physicians Service Group, Inc.                2             8A
      BioSource International, Inc.                          4            11A
      CompDent Corporation                                   4            42A
      Empi, Inc.                                             4            93A
      Genesis Health Ventures, Inc.                         22           194A
      Horizon Health Corporation                             1            10A
      Integrated Health Services, Inc.                      21           295A
      Medstone International, Inc.                           3            18A
      Mesa Laboratories, Inc.                                2             7A
      NovaCare, Inc.                                        23            57A
      PharMerica, Inc.                                      32           193A
      PhyMatrix Corp.                                       18            39A
      ProMedCo Management Company                            9            53A
      Raytel Medical Corporation                             5            22A
      RehabCare Group, Inc.                                  2            41A
      Response Oncology, Inc.                                7            27A
      SafeGuard Health Enterprises, Inc.                     2             8A
      Sheridan Healthcare, Inc.                              3            26A
      Sierra Health Services, Inc.                           6           133A
      Specialty Care Network, Inc.                           6             8A
      Sun Healthcare Group, Inc.                            45           295A
      The West Company, Incorporated                         1            34
      Utah Medical Products, Inc.                            3            22A
------------------------------------------------------------------------------
                                                                       1,655
------------------------------------------------------------------------------
      Industrial -- 5.9%
      AGCO Corporation                                      43           339
      Alamo Group Inc.                                       4            45
      Allied Products Corporation                            9            54
      American Biltrite, Inc.                                1            29
      Ampco-Pittsburgh Corporation                           5            57
      Applied Industrial Technologies, Inc.                 12           161
      Bairnco Corporation                                    6            39
      Baldwin Technology Company, Inc.                       9            51A
      Cascade Corporation                                    8           119
      Channell Commercial Corporation                        5            41A
      Chart Industries, Inc.                                 3            21
      Colombus McKinnon Corporation                         10           178
      Commercial Intertech Corp.                             6            72
      CPAC, Inc.                                             4            28

Legg Mason Investors Trust, Inc.



U.S. Small-Capitalization Value Trust -- Continued

                                                       Shares/Par     Value
------------------------------------------------------------------------------
      Industrial -- Continued
      DT Industries, Inc.                                    7        $  113
      Flowserve Corporation                                 12           199
      Foilmark, Inc.                                         3             5A
      Gehl Company                                           4            54A
      Gradall Industries, Inc.                               6            86A
      Hardinge, Inc.                                         6           114
      Haskel International, Inc.                             3            29
      Hirsch International Corp.                             5            15A
      ITEQ, Inc.                                             9            19A
      Lindsay Manufacturing Co.                              5            71
      Lydall, Inc.                                           4            51A
      Milacron Inc.                                         25           477
      O.I. Corporation                                       2            11A
      Ocal, Inc.                                             3            11A
      Plasma-Therm, Inc.                                     2             8A
      Printware, Inc.                                        2             6A
      Regal-Beloit Corporation                              13           304
      Robbins & Myers, Inc.                                N.M.           11
      Selas Corporation of America                           2            17
      Specialty Equipment Companies, Inc.                    8           222A
      Summa Industries                                       1            13A
      Supreme Industries, Inc.                               5            45A
      TB Wood's Corporation                                  3            35
      The Carbide/Graphite Group, Inc.                       5            68A
      The Middleby Corporation                               5            18A
      Trident International, Inc.                            4            32A
      Triple S Plastics, Inc.                                2             7A
      Twin Disc, Incorporated                                1            23
      Watts Industries, Inc.                                20           324
      York Research Corporation                              3             9A
------------------------------------------------------------------------------
                                                                       3,631
------------------------------------------------------------------------------
      Insurance -- 10.3%
      Acceptance Insurance Companies Inc.                   10           194A
      Amerin Corporation                                    10           232A
      AmerUs Life Holdings, Inc.                            22           492
      Bancinsurance Corporation                              2            12A
      Capital Re Corporation                                23           457
      Chartwell Re Corporation                               6           145
      Donegal Group Inc.                                     3            53
      EMC Insurance Group, Inc.                              6            76
      Fidelity National Financial, Inc.                     16           497
      Foremost Corporation of America                       20           420

                                                       Shares/Par     Value
------------------------------------------------------------------------------
      Insurance -- Continued
      Frontier Insurance Group, Inc.                        27         $ 349
      GAINSCO, Inc.                                          8            51
      Harleysville Group Inc.                               16           403
      Kaye Group Inc.                                        4            33
      Life USA Holding, Inc.                                14           175
      Merchants Group, Inc.                                  1            21
      MMI Companies, Inc.                                   12           201
      Mobile America Corporation                             5            20
      NAC Re Corp.                                           7           343
      National Western Life Insurance Company                1           153A
      Nymagic, Inc.                                          3            66
      Penn-America Group, Inc.                               6            56
      Presidential Life Corporation                          1            14
      PXRE Corporation                                       6           140
      SCPIEHoldings Inc.                                     4           127
      Selective Insurance Group, Inc.                       21           425
      Standard Management Corporation                        1             9A
      Symons International Group, Inc.                       4            28A
      The Centris Group, Inc.                                8            75
      The Midland Company                                    3            82
      The Navigators Group, Inc.                             6            95A
      Trenwick Group Inc.                                    6           209
      UICI                                                  25           617A
      Unico American Corporation                             1            16
------------------------------------------------------------------------------
                                                                       6,286
------------------------------------------------------------------------------
      Metals and Mining -- 7.0%
      Alltrista Corporation                                  6           139A
      Amcast Industrial Corporation                          2            34
      Armco Inc.                                            78           341A
      Atchison Casting Corporation                           4            41A
      Bayou Steel Corporation                                8            34A
      Carpenter Technology Corporation                       1            37
      Century Aluminum Corporation                           4            35
      Chase Industries, Inc.                                11           115A
      Citation Corporation                                  10           121A
      Cleveland-Cliffs Inc.                                  7           290A
      Commercial Metals Company                              9           261
      Friedman Industries, Incorporated                      4            21
      Hexcel Corporation                                    23           195A
      Intermet Corporation                                  19           243
      Kaiser Aluminum Corporation                           43           208A
      Keystone Consolidated Industries, Inc.                 4            29A

Legg Mason Investors Trust, Inc.



U.S. Small-Capitalization Value Trust -- Continued

                                                       Shares/Par     Value
------------------------------------------------------------------------------
      Metals and Mining -- Continued
      Maverick Tube Corporation                             10       $    53A
      MAXXAM Inc.                                            3           161A
      Metals USA, Inc.                                      14           136A
      National Steel Corporation                            23           162
      Niagra Corporation                                     4            22A
      Northwest Pipe Company                                 1            19A
      NS Group, Inc.                                        10            42A
      Penn Engineering &Manufacturing Corp.                  4            87
      Quanex Corporation                                    10           232
      ROHN Industries, Inc.                                 34           118A
      RTI International Metals, Inc.                        15           207A
      Shiloh Industries, Inc.                                4            50A
      Special Metals Corporation                            11           100A
      Steel Technologies Inc.                                7            44
      Texas Industries, Inc.                                 8           207
      The Shaw Group Inc.                                    8            63A
      Titanium Metals Corporation                           17           143
      Universal Stainless & Alloy Products, Inc.             3            19A
      Webco Industries, Inc.                                 1             9A
      Wolverine Tube, Inc.                                  10           214A
      Zemex Corporation                                      3            17A
------------------------------------------------------------------------------
                                                                       4,249
------------------------------------------------------------------------------
      Miscellaneous Manufacturing -- 3.4%
      A.O. Smith Corporation                                 9           219
      Core Materials Corporation                             2             6A
      Global Industrial Technologies, Inc.                   9            94A
      Griffon Corporation                                   20           207A
      Jason Incorporated                                    11            89A
      MascoTech, Inc.                                       30           521
      Metrika Systems Corporation                            3            26A
      MFRI, Inc.                                             1             6A
      NACCO Industries, Inc.                                 3           276
      Q.E.P. Co., Inc.                                       1             9A
      RPC, Inc.                                              5            39
      Shelby Williams Industries, Inc.                       7            79
      Standex International Corporation                      8           215
      The Eastern Company                                    1            23
      TransAct Technologies Incorporated                     3             8A
      TransTechnology Corporation                            4            81
      U.S. Office Products Company                          11            44A
      Valmont Industries, Inc.                               6            87
      Zomax Optical Media, Inc.                              3            44A
------------------------------------------------------------------------------
                                                                       2,073
------------------------------------------------------------------------------

                                                       Shares/Par     Value
------------------------------------------------------------------------------
      Process Industries -- 1.8%
      Kaman Corporation                                      8        $  132
      P.H. Glatfelter Company                                8            95
      Rock-Tenn Company                                     22           371
      Shorewood Packaging Corporation                       11           221A
      Silgan Holdings Inc.                                   7           203A
      The Anderson's, Inc.                                   5            56
      Uniflex, Inc.                                          2            10A
------------------------------------------------------------------------------
                                                                       1,088
------------------------------------------------------------------------------
      Real Estate -- 0.2%
      AMREP Corporation                                      5            31A
      Bluegreen Corporation                                  9            69A
      ILX Resorts Incorporated                               1             2A
      Kennedy-Wilson, Inc.                                   2            16A
------------------------------------------------------------------------------
                                                                         118
------------------------------------------------------------------------------
      Restaurants -- 1.8%
      Ark Restaurants Corp.                                  2            15A
      Blimpie International, Inc.                            6            13
      Cooker Restaurant Corporation                          6            38
      ELXSI Corporation                                      3            32A
      Landry's Seafood Restaurants, Inc.                    22           164A
      Lone Star Steakhouse & Saloon, Inc.                   25           227A
      Luby's, Inc.                                           8           124
      Main Street &Main Inc.                                 2             6A
      Max & Erma's Restaurants, Inc.                         2            12A
      NPC International, Inc.                                8            97A
      Piccadilly Cafeterias, Inc.                            4            44
      Ryan's Family Steak Houses, Inc.                      22           276A
      Sizzler International, Inc.                           12            26A
------------------------------------------------------------------------------
                                                                       1,074
------------------------------------------------------------------------------
      Retail -- 3.7%
      Barnett Inc.                                           6            76A
      Blair Corporation                                      5           104
      Boise Cascade Office Products Corporation             34           454A
      Brylane Inc.                                           9           219A
      Coldwater Creek Inc.                                   2            26A
      Cole National Corporation                              3            46A
      Duckwall-ALCO Stores, Inc.                             2            30A
      EZCORP, Inc.                                           4            33
      Finlay Enterprises, Inc.                               3            26A
      Friedman's Inc.                                       13           128A
      Funco, Inc.                                            3            58A
      Garden Ridge Corporation                               6            58A

Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued

                                                       Shares/Par     Value
------------------------------------------------------------------------------
      Retail -- Continued
      Global DirectMail Corp                                16        $  365A
      Lands' End, Inc.                                       8           226A
      Pamida Holdings Corporation                            3            14A
      Piercing Pagoda, Inc.                                  3            31A
      RDO Equipment Co.                                      4            30A
      Rentrak Corporation                                    4            12A
      REX Stores Corporation                                 5            62A
      Specialty Catalog Corp.                                1             5A
      Sport Supply Group, Inc.                               2            14A
      Stein Mart, Inc.                                      12            81A
      Tandycrafts, Inc.                                      5            18A
      The Bon-Ton Stores, Inc.                              10            74A
      The Sportman's Guide, Inc.                             2            15A
      Travel Ports of America, Inc.                          3             7A
      Wolohan Lumber Co.                                     3            42
------------------------------------------------------------------------------
                                                                       2,254
------------------------------------------------------------------------------
      Technology -- 0.9%
      BancTec, Inc.                                         13           167A
      Cohu, Inc.                                             4            81
      Equinox Systems, Inc.                                  2            24A
      Excel Technology, Inc.                                 6            59A
      Hurco Companies, Inc.                                  3            14A
      K-Tron International, Inc.                             2            39A
      Moore Products Company                                 1            29
      ThermoQuest Corporation                                7            85A
      Vivid Technologies, Inc.                               5            33A
------------------------------------------------------------------------------
                                                                         531
------------------------------------------------------------------------------
      Telecommunications -- 0.6%
      Applied Signal Technology, Inc.                        4            47A
      Blonder Tongue Laboratories, Inc.                      6            37A
      Communication Systems, Inc.                            3            38
      Davox Corporation                                      5            37A
      General Semiconductor, Inc.                           14           111A
      Microdyne Corporation                                  7            34A
      Tollgrade Communications, Inc.                         2            40A
      Vertex Communications Corporation                      2            32A
------------------------------------------------------------------------------
                                                                         376
------------------------------------------------------------------------------
      Textiles -- 1.9%
      Burlington Industries, Inc.                           45           494A
      Concord Fabrics Inc.                                   2             9A

                                                       Shares/Par     Value
------------------------------------------------------------------------------
      Textiles -- Continued
      Culp, Inc.                                             7       $    53
      Decorator Industries, Inc.                             1             9
      Dyersburg Corporation                                  8            24
      Galey & Lord, Inc.                                     9            74A
      Guilford Mills, Inc.                                  19           310
      Lakeland Industries, Inc.                              1             6A
      Quaker Fabric Corporation                              2            12A
      Synthetic Industries, Inc.                             5            79A
      The Dixie Group, Inc.                                  7            58
      Worldtex, Inc.                                         8            28A
------------------------------------------------------------------------------
                                                                       1,156
------------------------------------------------------------------------------
      Transportation -- 5.7%
      America West Holdings Corporation                     31           524A
      Arkansas Best Corporation                             14            83A
      Arnold Industries, Inc.                               17           266
      Boyd Bros. Transportation Inc.                         2            13A
      Circle International Group, Inc.                       7           133
      Consolidated Delivery & Logistics, Inc.                2             5A
      Consolidated Freightways Corporation                  15           232A
      Covenant Transport, Inc.                               6            98A
      Dynamex Inc.                                           2             7A
      Genesee & Wyoming Inc.                                 3            37A
      Hvide Marine Incorporated                             11            55A
      Kitty Hawk, Inc.                                      12           134A
      Maritrans Inc.                                         7            43
      Old Dominion Freight Line, Inc.                        5            59A
      P.A.M. Transportation Services, Inc.                   5            47A
      Pittison BAX Group                                    14           160
      RailTex, Inc.                                          6            66A
      Roadway Express, Inc.                                 15           215
      Smithway Motor Xpress Corp.                            3            20A
      The Greenbrier Companies, Inc.                         3            37
      Transport Corporation of America, Inc.                 5            58A
      U.S. Xpress Enterprises, Inc.                          8           123A
      USA Truck, Inc.                                        3            39A
      USFreightways Corporation                             17           481
      Varlen Corporation                                    11           252
      Yellow Corporation                                    14           262A
------------------------------------------------------------------------------
                                                                       3,449
------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.


U.S. Small-Capitalization Value Trust -- Continued

                                                                       Shares/Par    Value
-------------------------------------------------------------------------------------------
      Utilities -- 2.2%
      Calpine Corporation                                                    7      $  174A
      CTG Resources, Inc.                                                    4          92
      El Paso Electric Company                                              23         203A
      Green Mountain Power Corporation                                       3          28
      Public Service Company of New Mexico                                  22         456
      St. Joseph Light & Power Company                                       3          58
      TNP Enterprises, Inc.                                                  7         250
      UniSource Energy Corporation                                           6          80A
-------------------------------------------------------------------------------------------
                                                                                     1,341
-------------------------------------------------------------------------------------------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $63,129)                                                 58,256
-------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.6%
      Goldman, Sachs & Company
        5%, dated 12/31/98, to be repurchased at $1,385 on 1/4/99
        (Collateral: $1,410 Fannie Mae Mortgage-backed securities,
        6.50% due 8/1/02, value $1,431)                                 $1,384       1,384
      Prudential Securities, Inc.
        5%, dated 12/31/98, to be repurchased at $1,385 on 1/4/99
        (Collateral: $1,394 Government National Mortgage Association
        Mortgage-backed securities, 7% due 11/15/28, value $1,433)       1,384       1,384
-------------------------------------------------------------------------------------------
      Total Repurchase Agreements  (Identified Cost-- $2,768)                        2,768
-------------------------------------------------------------------------------------------
      Total Investments -- 100.1% (Identified Cost -- $65,897)                      61,024
      Other Assets Less Liabilities -- (0.1)%                                          (36)
                                                                                    -------
      NET ASSETS -- 100%                                                            $60,968
                                                                                    =======
      NET ASSETS VALUE PER SHARE:
        PRIMARY CLASS                                                                 $8.68
                                                                                      =====
        NAVIGATOR CLASS                                                               $8.73
                                                                                      =====
--------------------------------------------------------------------------------------------

(A)  Non-income producing
N.M. Not meaningful

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